Supplement dated February 9, 2024
to the following statutory prospectus(es):
America's marketFLEX II Annuity, America's marketFlex Edge Annuity, America's marketFLEX Advisor Annuity and Nationwide Destination FreedomPlus Variable Annuity prospectus dated May 1, 2023
This supplement updates certain information contained in your statutory prospectus. Please read and retain this supplement for future reference.
1.
Effective March 15, 2024, the following Investment Portfolio is no longer available to receive transfers or new purchase payments.
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Neuberger Berman Advisers Management Trust – U.S. Equity Index PutWrite Strategy Portfolio: Class S Shares
2.
The Board of Trustees (the "Board") of Neuberger Berman Advisers Management Trust (the "Trust"), the Board approved the liquidation (the "Liquidation") pursuant to which the Neuberger Berman Advisers Management Trust – U.S. Equity Index PutWrite Strategy Portfolio: Class S Shares (the "Portfolio") will be liquidated. The liquidation is expected to occur on or about April 26, 2024 (the "Liquidation Date").
In anticipation of the Liquidation, the following changes apply to the contract:
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From the date of this supplement until the Liquidation Date, investors with allocations in the Portfolio may transfer allocations to any other available investment option. During this period, any transfers from the Portfolio will not be treated as a transfer for purposes of transfer limitations that would otherwise be applicable.
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On the Liquidation Date, any remaining assets of the Portfolio will be transferred to the Nationwide Variable Insurance Trust – NVIT Government Money Market Fund: Class II
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After the Liquidation Date, any and all references to the Portfolio are deleted.
PROS-0813